Exhibit 10.1

ASSIGNMENT AND BILL OF SALE

This ASSIGNMENT AND BILL OF SALE is made this 21st day of February, 2014, by and between ALLIED ENERGY PLC (formerly, Allied Energy Resources Nigeria Limited), a company incorporated in the Federal Republic of Nigeria (“Allied”), and CAMAC PETROLEUM LIMITED, a company incorporated in the Federal Republic of Nigeria (“CPL”). Each of the Allied and CPL are hereinafter also referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS:

(A)

On June 3, 1992, Allied was awarded Oil Prospecting License 210 (“OPL 210”) by the Federal Republic of Nigeria, 2.5% of the interest in which Allied subsequently assigned to CAMAC INTERNATIONAL (NIGERIA) LIMITED, a company incorporated in the Federal Republic of Nigeria (“CINL”), on September 30, 1992, pursuant to an assignment agreement by and between Allied and CINL.

(B)

On August 28, 2002, Allied and CINL were granted Oil Mining Lease 120 and Oil Mining Lease 121 (the “OMLs”) by the Federal Republic of Nigeria, with respect to OPL 210, for a term of 20 years commencing on February 27, 2001.

(C)

On July 22, 2005, Allied, CINL and the Nigerian AGIP Exploration Limited (“NAE”), entered into a Production Sharing Contract (the “PSC”) setting out the terms of agreement in relation to petroleum operations in the area covered by the OMLs.

(D)

On April 7, 2010, Allied and CINL novated to CPL the beneficial ownership of their respective interests in and all of their rights and obligations then existing under the PSC in relation to that certain oilfield asset known as the Oyo Field in the OMLs (the “Oyo Field”).

(E)

On February 15, 2011, Allied and CINL novated to CPL the beneficial ownership of their respective interests in and all of their rights and obligations then existing under the PSC in relation to the remainder of the OMLs.

(F)	On June 29, 2012, Allied acquired from NAE all of NAE’s beneficial ownership and interest in and all of NAE’s rights and obligations then existing under the PSC.

(G)	On November 19, 2013, the CEI Parties and Allied Parties entered into a Transfer Agreement (the “Transfer Agreement”).

(H)

Pursuant to the Transfer Agreement, Allied has agreed to assign and sell and CEI has agreed to assume and purchase all of Allied’s right, title and interest in, to and under certain contracts (the “Contracts”) and tangible assets (the “Assets”), as applicable, relating to the OMLs as set forth in greater detail on Exhibit A attached hereto.

NOW, THEREFORE, THIS DEED OF ASSIGNMENT WITNESSETH AS FOLLOWS:

(1)

For good and valuable consideration, and subject to Section 1.1 of the Transfer Agreement, Allied hereby SELLS, ASSIGNS, CONVEYS, AND TRANSFERS to CPL all of Allied’s right, title and interest in and to (a) the Contracts and the Assets and (b) any tangible assets located or affixed to the seabed within the boundaries of the OMLs that are capable of being legally and physically removed (the “Assignment and Sale”).

(2)

CPL hereby accepts the Assignment and Sale and assumes and agrees to be bound by and perform the obligations, burdens, duties, responsibilities and liabilities pertaining to the Contracts and Assets and all laws, regulations and contracts related thereto in the place of Allied to the extent accruing from and after the Closing Date, as such term is defined in the Transfer Agreement.

(3)

Each of the Parties shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions as may be commercially reasonable, to the extent permitted by law, to fulfill its obligations under this Assignment and Bill of Sale.

(4)

This Assignment and Bill of Sale may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile or other electronic (pdf) execution and delivery of this Assignment and Bill of Sale is legal, valid and binding for all purposes.

(5)

This Assignment and Bill of Sale and any question or dispute arising out of or relating to its implementation, existence, validity or termination shall be subject to, governed by and construed in accordance with the laws of the State of Texas, excluding any conflict of laws or rules that would require application of the laws of another jurisdiction.

(6)

This Assignment and Bill of Sale is executed and delivered pursuant to the Transfer Agreement. In the event of any conflict or inconsistency between any term of this Assignment and Bill of Sale and the Transfer Agreement, the latter will control.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Assignment and Bill of Sale to be duly executed on the date and year first above written.

ALLIED ENERGY PLC

/s/ Kamoru Lawal
Name:	Kamoru Lawal
Title:	Director

CAMAC PETROLEUM LIMITED

/s/ Adama Traore
Name:	Adama Traore
Title:	Director

Signature Page to Assignment and Bill of Sale

Exhibit A

Exhibit A

Contracts and Assets

[See attached]

Exhibit A to the Assignment and Bill of Sale

Contract ID & Description	Contractor / Counterparty	Contract Type	Contract Term	Contract Start Date	Contract End Date
AEP/WELLS/13/004/1 Cementing Products/Services & Case Float Equipment	Halliburton West Africa Limited and Halliburton Energy Services Nigeria Limited	Frame Agreement	One (1) year w/ automatic renewal in one year terms; 30 day termination notice prior to the end of a term	29-Aug-13	28-Aug-14

AEP/WELLS/13/008/1 Electric Wire Line Logging	Halliburton West Africa Limited and Halliburton Energy Services Nigeria Limited	Frame Agreement	Three (3) years	29-Aug-13	28-Aug-2016

AEP/WELLS/13/009/1 DD/LWD/MWD Drilling Tools and Remedial & Fishing Services (whipstock, reamers, jars)	Schlumberger Overseas SA and Schlumberger Nigeria Limited	Frame Agreement	One (1) year	1-Jul-13	30-Jun-14

OYO-GE-001 Supply of Flexible Flowlines and Risers	GE Wellstream	Supply Contract	cancellation on written notice and 15% cancellation fee	5-Oct-12	Oct-2015

OYOE1-SPS-CT-01 Supply of subsea production equipment & services Including Xmas Trees, Umbilicals and Running Tools	Aker Solutions	Frame Agreement	Project duration	4-Sept-13	Sept-2015

Master Services Agreement Engineering Support Services	Oceanic Consultants Nigeria Limited	Frame Agreement	Evergreen	16-Jan-08	90-day cancellation by either Party

Engineering and Support Services	Oceanic Consultants, Inc. (Texas corporation)	Frame Agreement	Evergreen	16-Jan-2008	30-day notice provision

Security Agreement Security offshore advisor	Knight Security Services	Frame Agreement	1 year	2-May-2013	1-May-2014

Master Services Agreement	Allied Energy Corporation	Frame Agreement	Evergreen	1-Jan-2011	30 day notice provision

Allied Energy Corporation (contracts in which Allied Energy Corporation is the counterparty receiving goods/services)

Proposal for Rig Survey	Lloyd’s Register	Services Agreement	N/A

Master Services Agreement	Deep Trend, Inc.	Frame Agreement	Evergreen	1-Oct-2012	30 day notice provision

Master Consulting Agreement for Consultancy Services	Lone Star Deepwater LLC	Frame Agreement	Evergreen	20-Feb-2013	30 day notice provision

Master General Services Agreement	Pegasus International, Inc.	Frame Agreement	Evergreen	27-Mar-2013	30 day notice or cause

Master Services Agreement	EXP Engineering International	Frame Agreement	Evergreen	2-Oct-2013	30 day notice provision

Engineering Consultancy Services Agreement	Xodus Group Limited	Frame Agreement	Pending	Pending	Pending

Master Consulting Services Agreement	2H Offshore, Inc.	Frame Agreement	Evergreen	4-Oct-2013	10 day notice

Services Agreement	Cross Barge Services, Ltd.	Pending	Pending	Pending	Pending

Services Agreement	Proserv Operations, Inc.	Pending	Pending	Pending	Pending

Contract ID & Description	Contractor/Counterparty	Contract Type

P.O. OYOE1-SPS-PO-08 Umbilical and Subsea Distribution System	Aker Solutions	Purchase Order

P.O. OYOE1-SPS-PO-09 Major Spares LLI	Aker Solutions	Purchase Order

P.O. OYOE1-SPS-PO-10 Tree Running Tools and IWOCS	Aker Solutions	Purchase Order

P.O. OYOE1-SPS-PO-02 Consumables	Aker Solutions	Purchase Order

DRILLSHIP ENERGY SEARCHER	Oceanic Consultants Nigeria Limited	Drilling Contract (Head Contract supported by subcontract with Northern Offshore International Drilling Company Ltd)

FPSO ARMADA PERDANA	Oceanic Consultants Nigeria Limited/ Bumi Armada Singapore Pte Ltd and Armada OYO Ltd	Operations & Maintenance and Bareboat Charterparty